UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 22, 2019

Albertsons Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-205546	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd, Boise, ID	83706
(Address of Principal Executive Offices)	(Zip Code)
(208) 395-6200
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 if the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events.

On January 22, 2019, Albertsons Companies, Inc. (the "Company") issued a press release announcing the proposed offering by the Company, Albertson’s LLC, Safeway Inc. ("Safeway") and New Albertsons L.P. of senior notes due 2026 (the "Notes") to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and outside the United States in accordance with Regulation S under the Securities Act. On January 22, 2019, the Company issued a separate press release announcing the pricing of its upsized offering of $600 million aggregate principal amount of the Notes. The Company intends to use the net proceeds from the offering to (i) pay the Redemption Price (as defined below) in connection with the redemption of all of Safeway’s outstanding 5.00% Senior Notes due August 2019 (the "Redemption") and (ii) pay fees and expenses related to the Redemption and the issuance of the Notes. The Company intends to use the remaining net proceeds for general corporate purposes, which may include the repayment of indebtedness, capital expenditures and working capital. Copies of the press releases are attached as Exhibits 99.1 and 99.2 hereto and are incorporated in this Item 8.01 by reference.

On January 22, 2019, Safeway provided notice of its election to redeem all of the $268,557,000 aggregate principal amount currently outstanding of Safeway’s 5.00% Senior Notes due August 2019 (the "Redeemed Notes"). The Redeemed Notes will be redeemed on February 6, 2019 (the "Redemption Date") at a redemption price (the "Redemption Price") equal to the greater of (i) 100% of the principal amount of the Redeemed Notes; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Redeemed Notes to be redeemed (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current treasury rate (as calculated pursuant to the terms of the indenture and officers’ certificate governing the Redeemed Notes) plus 30 basis points plus accrued and unpaid interest on the Redeemed Notes to the Redemption Date.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release dated January 22, 2019
99.2	Press Release dated January 22, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc.
(Registrant)

Dated: January 22, 2019	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Executive Vice President & General Counsel